PURCHASE AND SALE AGREEMENT BETWEEN

DUFF DANIELS, LLC an Iowa limited liability company as tenant in common holding a 65% interest, WESTBROOK DANIELS, LLC, an Iowa limited liability company, as tenant in common holding a 10.21% interest, and WESTBROOK WOLF LLC, an Iowa limited liability company, as tenant in common holding a 24.79% interest, collectively as Seller

and

GENERATION INCOME PROPERTIES, L.P.,

a Delaware limited partnership, as Purchaser

June , 2024

Subject Property:

Best Buy

1220 S Duff Avenue, Ames, IA

SCHEDULE OF EXHIBITS

Description of Land

List of Personal Property

List of Existing Commission Agreements

SCHEDULE OF AGREED-UPON FORM CLOSING DOCUMENTS

Schedule 1 Form of Special Warranty Deed

Schedule 2 Form of Assignment and Assumption of Lease and Security Deposits Schedule 3 Form of Bill of Sale to Personal Property

Schedule 4

Schedule 5 Form of Declaration Estoppel Certificate Schedule 6

Schedule 7 Form of Tenant Estoppel Certificate Schedule 8

Schedule 9

3

PURCHASE AND SALE AGREEMENT

Agreement

13 day of June, 2024, by and between DUFF DANIELS, LLC an Iowa limited liability company as tenant in common holding a 65% interest, WESTBROOK DANIELS, LLC, an Iowa limited liability company as tenant in common holding a 10.21% interest, and WESTBROOK WOLF LLC an Iowa limited liability company, as tenant in common holding a 24.79% interest (collectively Seller GENERATION INCOME PROPERTIES L.P.Purchaser

W I T N E S E T H:

WHEREAS, Seller desires to sell certain real property on which a commercial retail building and related infrastructure and support improvements (as more particularly described herein) are located in Ames, Story County, Iowa, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

WHEREAS, the parties hereto desire to provide for said sale and purchase on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

ARTICLE 1.

DEFINITIONS

For purposes of this Agreement, each of the following capitalized terms shall have the meaning ascribed to such terms as set forth below:

Additional Earnest Money One Hundred Thousand and No/100 Dollars ($100,000.00 U.S.).

Affiliate controls, is controlled by, or is under common control with the Person in question.

Assignment and Assumption of Lease of this Agreement.

Bill of Sale

Brokers

Business Day institutions in the State of Iowa are authorized by law or executive action to close.

Closing terms of this Agreement.

Closing Date

Commission Agreements

Agreement, and such agreements, if any, are more particularly described on Exhibit attached hereto and made a part hereof.

Declaration Reciprocal Easement and Operation Agreement recorded as Document No. 02-16733 in the Official Records of Story County, Iowa , as supplemented, amended and assigned.

Declaration Estoppel Certificate provisions of Section 6.1(g) below from the appropriate parties under each Declaration, including any

Schedule 5 or in a form

provided by the property owners and reasonably acceptable to Purchaser.

Deed

Earnest Money One Hundred Fifty Thousand and No/100 Dollars ($150,000.00 U.S.) actually paid by Purchaser (or which Purchaser is obligated to pay) to Escrow Agent hereunder, together with all interest which accrues thereon as provided in Section 2.3(c) hereof.

Effective Date Agreement and shall have delivered at least one (1) fully executed counterpart of this Agreement to the other party.

Environmental Law or decree relating to pollution or substances or materials which are considered to be hazardous or toxic, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act, any state and local environmental law, all amendments and supplements to any of the foregoing and all regulations and publications promulgated or issued pursuant thereto.

Environmental Reports

reports/assessments/studies obtained by Seller and provided to Purchaser, if any, pursuant to the provisions of Section 3.2(a).

Escrow Agent

FIRPTA Affidavit.

General Assignment

Hazardous Substances or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized under any Environmental Law (including, without limitation, lead paint, asbestos, urea formaldehyde foam insulation, petroleum, polychlorinated biphenyls, mold and fungus).

Improvements equipment, apparatus and any other items constructed and/or installed on the Land.

Initial Earnest Money Fifty Thousand and No/100 Dollars ($50,000.00

U.S.).

Inspection Period

date which is thirty (30) Business Days after the .

Intangible Property

following: (i) all assignable plans and specifications and other architectural and engineering drawings for the Land and Improvements; (iii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property; and (iv) all transferable consents, authorizations, variances or waivers, development rights, concurrency reservations, impact fee credits, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements.

Land Ames, Story County, Iowa, which

is more particularly described on Exhibit attached hereto and made a part hereof, together with all rights, privileges and easements appurtenant to said real property, and all right, title and interest of Seller, if any, in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Land.

Lease that certain Lease between Seller, as landlord, and Best Buy Stores, L.P., a Virginia limited partnership, dated December 20, 2004, as supplemented, amended and assigned.

Monetary Objection Monetary Objections similar security instrument encumbering or similar lien, (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, and (d) any judgment of record against Seller in the county or other applicable jurisdiction in which the Property is located.

Permitted Exceptions charges not yet due and payable or due and payable but not yet delinquent, (b) the Lease, and (c) such other easements, restrictions and encumbrances that are approved by Purchaser pursuant to Section 3.4 of this Agreement.

Person mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether federal, state, county, city or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

Personal Property

landscaping items), carpeting, draperies, appliances, personal property (excluding any computer software which is licensed to Seller), machinery, apparatus and equipment owned by Seller and currently used exclusively in the operation, repair and maintenance of the Land and Improvements and situated thereon, as generally described on Exhibit attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any attorney work product or attorney-client privileged documents) relating to the Land and Improvements. The Personal Property does not include any property owned by tenants, contractors or licensees.

Property

Purchase Price

Agreement.

Right of First Offer respect to the Property that has been granted to a third party, including the Tenant.

Security Deposit (other than rent paid for the month in which the Closing occurs) actually held by Seller with respect to the Lease.

3.2(a) of this Agreement.

Survey

Taxes

Tenant Best Buy Stores, L.P., a Virginia Limited Partnership.

Tenant Approvals and Consents

Tenant that may be necessary under the Lease or reasonably requested by Purchaser in order to consummate the transaction contemplated by this Agreement, including, without limitation, all Tenant approvals, consents and requirements set forth in the Lease (if any) and all documentation required to be signed by the Tenant, Seller and Purchaser to effectuate same (if any).

Tenant Estoppel Certificate

Schedule

7
or in a form provided by the Tenant and reasonably acceptable to Purchaser.

Tenant Notice of Sale Agreement.

Title Agent Company, selected by Seller.

Title Company or other national title

insurance company acceptable to Purchaser.

Title Commitment

ARTICLE 2.

PURCHASE AND SALE

2.1
Agreement to Sell and Purchase. Subject to and in accordance with the terms and provisions of this Agreement, Seller agrees to sell and Purchaser agrees to purchase, the following property Property
(a)
the Land;
(b)
the Improvements;
(c)

Lease and any Security Deposits;

(d)
the Personal Property; and
(e)
the Intangible Property.
2.2
Permitted Exceptions. The Property shall be conveyed subject only to the Permitted Exceptions.
2.3
Earnest Money.
(a)
Within the three (3) Business Days of the Effective Date, Purchaser shall deposit the Initial Earnest Money with Escrow Agent by federal wire transfer payable to Escrow Agent, which Initial Earnest Money shall be held and released by Escrow Agent in accordance with the terms of this Agreement.
(b)
Unless this Agreement is terminated by Purchaser in accordance with Section 3.3. hereof, within three (3) Business Days after the last day of the Inspection Period, Purchaser shall deposit the Additional Earnest Money with Escrow Agent by federal wire transfer payable to Escrow Agent, which Additional Earnest Money shall be held and released by Escrow Agent in accordance with the terms of this Agreement.
(c)
The Earnest Money shall be applied to the Purchase Price at the Closing and shall otherwise be held, refunded, or disbursed in accordance with the terms of this Agreement. All interest and other income from time to time earned on the Initial Earnest Money and the Additional Earnest Money

Earnest

Money

all such interest and other income.

2.4
Purchase Price. Subject to adjustment and credits as otherwise specified in this Section

Purchase Price Seller for the Property shall be Five Million Five Hundred Thousand and No/100 Dollars ($5,500,00.00 U.S.). The applicable Purchase Price shall be paid by Purchaser to Seller at the Closing as follows:

(a)
The Earnest Money shall be paid by Escrow Agent to Seller at Closing; and
(b)
An amount equal to the applicable Purchase Price shall be paid by Purchaser to Seller through the Escrow Agent at the Closing by wire transfer of immediately available federal funds to an account designated by Seller, less the amount of the Earnest Money paid by Escrow Agent to Seller at Closing, and subject to prorations, adjustments and credits as otherwise specified in this Agreement.

2.5
Closing. The consummation of the sale by Seller and purchase by Purchaser of the Property Closing Escrow Agent on or before the date which is fifteen (15) days after the expiration of the Inspection Period, subject to the satisfaction of each of the ConditClosing Date

ARTICLE 3.

3.1
Due Diligence Inspections.
(a)
From and after the Effective Date until the Closing Date or earlier termination of this Agreement, Seller shall permit Purchaser and its authorized representatives, upon at least twenty-four

(24) hours prior written notice to Seller to inspect the Property to perform due all diligence, studies, appraisals, inspections, soil analysis and environmental investigations and tests, at such times during normal business hours as Purchaser or its representatives may request. All such inspections shall be performed in on the Property. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of

(b)
To the extent that Purchaser or any of its representatives, agents, consultants or contractors damages or disturbs the Property or any portion thereof, Purchaser shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. Purchaser hereby agrees to and shall indemnify, defend and hold harmless Seller from and against any and all expense, incurred) as a result of any act or omission of Purchaser or its representatives, agents or contractors, other than any expense, loss or damage to the extent arising from any act or omission of Seller and other than any expense, loss or damage resulting from the discovery or release of any Hazardous Substances at the Property (other than Hazardous Substances brought on to the Property by Purchaser or its representatives, agents or contractors). The foregoing Purchaser obligation to indemnify, defend and hold Seller harmless shall survive the termination of this Agreement.

(c)
Purchaser shall keep the results of all inspections conducted pursuant to this consultants, attorneys, affiliates and advisors who have a need to know the information in connection with the contemplated transaction and who have agreed, in writing, to be bound by the terms of this confidentiality provision, (ii) to the permitted assignee of Purchaser and to such of its members, managers or general partners and their employees, consultants, attorneys, affiliates and advisors who have a need to know the information in connection with the contemplated transaction and who have agreed, in writing, to be bound by the terms of this confidentiality provision, (iii) to any lender or investor or any prospective lender or investor of Purchaser or any permitted assignee and who have agreed, in writing, to be bound by the terms of this confidentiality provision, (iv) to the extent the same shall be or have otherwise become publicly available other than as a result of a disclosure by Purchaser, its permitted assignee or affiliates, (v) to the extent required to be disclosed by law or during the course of or in connection with any litigation, hearing or other legal proceeding, or (vi) with the written consent of Seller, as the case may be; it being expressly acknowledged and agreed by Purchaser that the foregoing confidentiality agreements shall survive the termination of this Agreement.

(d)
lien to be filed against any of the Property as the result of any work, labor, service or materials performed or furnished, by, for or to Purchaser, its employees, agents and/or contractors. If any such lien shall at any time be filed against the Property, Purchaser shall, without expense to Seller, cause the same to be discharged of record by payment, bonds, order of a court of competent jurisdiction or otherwise, within thirty (30) days of the filing thereof. Purchaser shall indemnify, defend and hold harmless Seller against costs), arising out of the filing of any such liens and/or the failure of Purchaser to cause the discharge thereof as same is provided herein. The foregoing Purchaser obligation to indemnify, defend and hold Seller harmless shall survive the termination of this Agreement.

(e)
Purchaser shall procure (or shall cause its agents or representatives entering the Property to procure) and continue in force and effect from and after the date Purchaser first desires to enter the Property, and continuing throughout the term of this Agreement, the following insurance coverages: comprehensive general liability insurance with a combined single limit of not less than

$1,000,000.00 per occurrence or commercial general liability insurance with limits of not less than

$1,000,000.00 per occurrence and in the aggregate. To the extent such $1,000,000.00 limit of liability is shared with multiple properties, a per location aggregate of not less than $1,000,000.00 shall be included. Seller and/or its designees shall be included as additional insureds under such comprehensive general liability or commercial general liability coverage. Purchaser shall deliver to Seller a certificate of such insurance evidencing such coverage prior to the date Purchaser is permitted to enter the Property. Such insura

The minimum levels of insurance coverage to be maintained by Purchaser hereunder shall not limit

3.2
(a)
Prior to the Effective Date Seller has provided to Purchaser, or to the extent not

.

previously provided, within three (3) Business Days of the Effective Date Seller shall deliver to Purchaser

(i)
A copy of the Lease, including all documents incorporated therein by reference, and all letter agreements or amendments relating thereto existing as of the Effective Date.
(ii)
A copy of any guaranties of the Lease.
(iii)
All records of any operating costs and expenses for the Property and any prior appraisals of all or any part of the Property.
(iv)
Copies of the financial statements or other financial information of the Tenant (and the Lease guarantors, if any).
(v)

relating to the ownership and operation of the Property, including but not limited to, year to date and prior year Property financial statements by quarter, bank statements, copies of expense related invoices and expense reconciliations for the Property in order to allow Purchaser to comply with the reporting requirements of Regulation S-X of the U.S. Securities and Exchange Commission.

(vi)
A copy of any and all agreements pertaining to the Property, Tenant (other than the Lease), including any service or maintenance agreements.
(vii)

respect to the Land with copies of all matters listed as title exceptions in such policy and any abstracts with respect to the Property, which abstracts shall become the property of Purchaser after Closing.

(viii)
A copy of any surveys of the Property.
(ix)
A copy of the current insurance coverage and insurance bill with respect to the Property.
(x)
Copies of any zoning reports, entitlements or other written evidence confirming the current zoning of the Property.
(xi)
Copies of any Rights of First Offer.
(xii)
Copies of any existing environmental reports or other materials related to investigations, studies or correspondence with governmental agencies concerning the presence or absence of Hazardous Substances on, in or under the Property, including the Environmental Reports.
(xiii)

possession relating to the development of the Improvements.

(xiv)
A copy of the certificate of occupancy/completion (or its equivalent) issued by the applicable governmental authority with respect to the Improvements being leased to the Tenant pursuant to the Lease.
(xv)

possession relating to the development of the Improvements.

(xvi)
Copies of any written notices received by Seller from Tenant, any third party or any governmental authority.

Seller shall notify Purchaser in writing upon the completion of its delivery of the Seller's Disclosure Disclosure Materials Delivery Date

of Seller's receipt of any Seller's Disclosure Material, to make supplemental deliveries to Purchaser through the date of the final Closing of any addition or modification to the Seller's Disclosure Materials that come into Seller's possession.

3.3
Termination of Agreement. Purchaser shall have until the expiration of the Inspection to terminate this Agreement at any time on or before said time and date of expiration of the Inspection Period by giving written notice to Seller of such election to terminate. If Purchaser so elects to terminate this Agreement pursuant to this

Section 3.3, Purchaser shall immediately return to Seller any hard-copies of documents, plans, studies or other materials related to the Property that were provided by Seller to Purchaser, and upon Purchaser returning such materials to Seller, Escrow Agent shall pay the Earnest Money to Purchaser, whereupon, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement. If Purchaser fails to so terminate this Agreement prior to the expiration of the Inspection Period, Purchaser shall have no further right to terminate this Agreement pursuant to this Section 3.3. Notwithstanding anything to the contrary in this Agreement, to cause the Title Agent to deliver the Title Commitment to Purchaser within the time period and in the manner required under Section

3.4
of this Agreement shall automatically extend the Inspection Period per each day of delay until the Title Commitment is delivered to Purchaser in accordance with Section 3.4 of this Agreement.
3.4
Title and Survey. Within fifteen (15) days after the Effective Date, Seller shall cause the

Title Commitment

Title Policy

together with all exception documents referenced in Schedule B, Section of the Title Commitment. The Title Commitment shall evidence that Seller is vested with fee simple title to the Land and that upon the execution, delivery and recordation of the Deed to be delivered at the Closing provided for hereunder and the satisfaction of all requirements specified in Schedule B, Section 1 of the Title Commitment, Purchaser shall acquire fee simple title to the Land, subject only to the Permitted Exceptions.

(a)
If Purchaser determines that the Title Commitment does not meet the requirements specified above, or that title to the Land is unsatisfactory to Purchaser for reasons other than the existence of Permitted Exceptions or exceptions which are to be discharged by Seller at or before Closing, then Purchaser shall notify Seller of those liens, encumbrances, exceptions or qualifications to title which either are not Permitted Exceptions, are unsatisfactory to Purchaser or are not contemplated by this Agreement to be discharged by Seller at or before Closing, and any such liens, encumbrances, exceptions or qualifications

Title Defects Title Defects prior to the expiration of the Inspection Period shall be deemed to constitute acceptance of such matters. Seller shall notify Purchaser in writing no later than five (5) days after Seller's receipt of Purchaser's notice setting forth the existence of any Title Defects and indicate to Purchaser that Seller either

(i) intends to cure the Title Defects within the applicable cure period, or (ii) intends not to cure some or all of such exceptions, identifying which of the Title Defects Seller intends to cure and/or not cure (Seller being under no obligation to cure Title Defects other than the Monetary Objections).

(b)
If Seller has elected in writing to cure any Title Defects, Seller shall have thirty

(30) days, or such longer period as Purchaser may grant in its sole and absolute discretion, following receipt of written notice of the existence of Title Defects in which to undertake a good faith, diligent and continuous commercially reasonable effort and, in fact, cure or eliminate the Title Defects which Seller has elected to cure to the satisfaction of Purchaser and the Title Company in such manner as to permit the Title Company to either endorse the Title Commitment or issue a replacement commitment to delete the Title Defects

Seller undertakes a good faith, diligent and continuous commercially reasonable effort to cure or eliminate same.

(c)
Within five (5) days prior to Closing, Seller shall cause the Title Agent to deliver

Updated Title Commitment in the Updated Title Commitment which were not exceptions in the Title Commitment shall automatically be deemed Title Defects which Seller shall be obligated to cure unless such matters were placed of record joinder and consent. The cure of any such new Title Defects shall be effected within such time periods as were provided in connection with curing Title

Defects under the initial Title Commitment. If Seller shall in fact cure or eliminate the new Title Defects, the Closing shall take place on the date specified in this Agreement. If Seller does not cure or eliminate the new Title Defects, Purchaser may elect to terminate this Agreement or proceed to Closing as provided in Section 3.4(d) below.

(d)
If Seller is unable to cure or eliminate any Title Defects (including any new Title Defects revealed by the Updated Title Commitment to be provided to Purchaser as set forth in Section 3.4(c) above) within the time allowed, Purchaser may elect to terminate this Agreement within ten (10) days following the expiration of the curative period by giving written notice of termination to Seller, or, alternatively, Purchaser may elect to close its purchase of the Property, accepting the conveyance of the Property subject to such Title Defect(s), in which event the Closing shall take place on the date specified in this Agreement, subject to any delays provided for above. If, by giving written notice to Seller within the time allowed, Purchaser elects to terminate this Agreement because of the existence of uncured Title Defects, the Earnest Money shall be returned to Purchaser and upon such return the obligations of the parties under this Agreement shall be terminated, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. The foregoing right of Purchaser to terminate this Agreement upon the failure to cure a Title Defect which Seller is obligated to cure shall not be deemed to limit the Purchaser's rights and remedies to which Purchaser might otherwise be entitled for the breach by Seller of any of its covenants, duties, obligations, representations or warranties hereunder.
(e)
Purchaser may, at Purchaser's expense, within the Inspection Period, obtain a Survey licensed and registered as such in the State of Iowa, shall be certified by such surveyor to Purchaser, Seller, the Title Agent and the Title Company, shall set forth the legal description of the Land and shall otherwise be in a form satisfactory to the Title Company to eliminate the standard survey exceptions from the Title Policy to be issued at Closing. Purchaser shall notify Seller in writing prior to the expiration of the Inspection Period specifying any matters shown on the Survey which adversely affect the title to the Land or constitute a zoning violation and the same shall thereupon be deemed to be Title Defects hereunder and Seller shall elect to cure or not cure the same as provided in Section 3.4(a) of this Agreement and if Seller elects to undertake the cure thereof it shall do so within the time and in the manner provided in Section 3.4(b) of this Agreement.

ARTICLE 4.

REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

4.1
Representations and Warranties of Seller. Each Seller hereby respectively as to its entity or interest in the Property makes the following representations and warranties to Purchaser:
(a)
Organization, Authorization and Consents. Seller is a duly organized and validly existing limited liability company under the laws of the State of Iowa. Seller has the right, power and authority to enter into this Agreement and to convey the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.
(b)
Action of Seller, Etc. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by Seller, and upon the execution and delivery of any document to be delivered by Seller on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.
(c)
No Violations of Agreements. Neither the execution, delivery or performance of this

Agreement by Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other material agreement or instrument by which Seller is bound.
(d)
Litigation

knowledge, threatened, which (i) if determined adversely to Seller, materially affects the use or value of the Property, or (ii) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (iii) involves condemnation or eminent domain proceedings involving the Property or any portion thereof.

(e)
Existing Leases. (i) Other than the Lease, Seller has not entered into any contract or agreement with respect to the occupancy or sale of the Property or any portion or portions thereof which will be binding on Purchaser after the Closing; (ii) the Lease has not been amended and constitutes the entire agreement between Seller and the Tenant thereunder; and (iii) to Seller's knowledge, there are no existing defaults by Seller or Tenant under the Lease.
(f)
Existing Declaration. (i) Other than as set forth in the copy of each Declaration provided by Seller to Purchaser, each Declaration has not been amended and constitutes the entire agreement between the parties thereto; and (ii) to Seller's knowledge, there are no existing defaults by Seller or Tenant under any Declaration nor has there occurred any event which, by lapse of time or otherwise, will result in any default by Seller or Tenant under any Declaration.
(g)
Leasing Commissions. (i) There are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property or any portion or portions thereof other than as disclosed (if any) in Exhibit Commission Agreements commissions, brokerage fees and management fees accrued or due and payable under the Commission Agreements, as of the date hereof and at the Closing have been or shall be paid in full; and Seller shall terminate the Commission Agreements as to the Property and the Lease and pay all sums that may be due thereunder at Closing at no cost to Purchaser. Seller acknowledges and agrees that in no event either prior to or after Closing shall Purchaser be responsible for any sums due under any Commission Agreement.
(h)
Taxes and Assessments. Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property. The Land is assessed as a separate tax lot or tax parcel, independent of any other parcels or assets not being conveyed hereunder, and has been validly, finally and unappealably subdivided from all other property for conveyance purposes. Seller has no knowledge and Seller has not received notice of any assessments by a public body, whether municipal, county or state, imposed, contemplated or confirmed and ratified against any of the Property for public or private improvements which are now or hereafter payable.
(i)
Environmental Matters may be disclosed in the Environmental Reports, if any: (i) no Hazardous Substances have been discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape on, in, or under the Property; (ii) no asbestos or asbestos containing materials have been installed, used, incorporated into, or disposed of on the Property except in accordance with all laws, rules, regulations and ordinances pertaining to sa located on the Property or were located on the Property and were subsequently removed or filled; and (v) no tenant or other Person has notified Seller of the presence of any mold or fungus on the Property. Seller has received no written notification that any governmental or quasi-governmental authority has determined that there are any violations of any Environmental Law with respect to the Property, nor has Seller received any written notice from any governmental or quasi-governmental authority with respect to a violation or suspected violation of any Environmental Law on or at the Property. belief, the Property has not previously been used as a landfill, a cemetery, or a dump for garbage or refuse by Seller or any of its Affiliates or by any other Person. No tenant has the right to generate, store or dispose of Hazardous Substances at the Property or use or transport Hazardous Substances on or from the Property except as otherwise provided in the Lease.

(j)
Compliance with Laws violations of law, municipal or county ordinances, or other legal requirements with respect to the Property or any portion thereof.
(k)
Easements and Other Agreements. Seller has no knowledge of any default in complying with the terms and provisions of any of the terms, covenants, conditions, restrictions or easements constituting a Permitted Exception.
(l)
Other Agreements. Except for the Lease, the Commission Agreements (if any) and the Permitted Exceptions, there are no management agreements, service agreements, brokerage agreements, leasing agreements, licensing agreements, easement agreements, or other agreements or instruments in force or effect that (i) grant to any person or any entity any right, title, interest or benefit in and to all or any part of the Property or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Property, or (ii) establish, in favor of the Property, any right, title, interest in any other real property relating to the use, operation, management, maintenance or repair of all or any part of the Property which, in either event, will survive the Closing or be binding upon Purchaser other than those which Purchaser has agreed in writing to assume prior to Closing.
(m)
Condemnation. Seller has no knowledge of the commencement of any actual or threatened proceedings for taking by condemnation or eminent domain of any part of the Property.
(n)
Zoning. Seller has no knowledge that the Improvements and Property are not in compliance with all zoning, subdivision and building codes and all other legal requirements, without
(o)
Insurance. Seller has not received any written notice from the respective insurance carriers which issued any of the insurance policies required to be obtained and maintained by Seller under the Lease stating that any of the policies or any of the coverage provided thereby will not or may not be renewed. Seller shall terminate all of such insurance policies as of Closing and Purchaser shall have no obligations for payments that may come due under any of Seller's insurance policies for periods of time either prior to or after Closing.
(p)
Submission Items. All materials, information, records, and documentation Disclosure Materials, are or upon submission will be complete, true and correct copies of such items as are

-

(q)
Commitments to Governmental Authority. No commitments have been made to any governmental authority, developer, utility company, school board, church or other religious body or which would impose an obligation upon Purchaser or its successors and assigns to make any contribution or dedications of money or land or to construct, install or maintain any improvements of a public or private nature on or off the Property. The provisions of this section shall not apply to any local real estate taxes assessed against the Property.

(r)
Personal Property. All items of Personal Property, if any, are owned outright by Seller, free and clear of any security interest, lien or encumbrance.
(s)
No Rights to Purchase. Except for this Agreement, Seller has not entered into, and has no actual knowledge of any other agreement, commitment, option, right of first refusal or any other agreement, whether oral or written, with respect to the purchase, assignment or transfer of all or any portion of the Property.

The representations and warranties made in this Agreement by Seller shall be continuing and shall be deemed remade in all material respects by Seller as of the Closing Date, with the same force and effect as if made on, and as of, such date. All representations and warranties made in this Agreement by Seller shall survive the Closing for a period of one (1) Limitation Period shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Purchaser gives Seller written notice prior to the expiration of said one (1) year period of such alleged breach with reasonable detail as to the nature of such breach. Notwithstanding anything to the contrary contained in this Agreement, there shall be no survival limitation, except statutory limitations, with respect to acts involving fraud or intentional misrepresentation on behalf of Seller. If, subject to the terms, conditions and applicable limitations provided herein: (a) Purchaser makes a claim against Seller with regard to a representation or warranty which expressly survives Closing, and (b) Purchaser obtains a final and non-appealable judgment against Seller which remains unpaid for a period of thirty (30) days, then Seller agrees that Purchaser shall have the right to trace the Purchase Price to the extent necessary to satisfy such claim. Seller acknowledges and agrees that Purchaser has relied and has the right to rely upon the summation of the transaction set forth in this Agreement.

Subject to the immediately preceding paragraph, and the Limitation Period and statutory limitations referenced therein, Seller hereby agrees to indemnify, protect, defend (through attorneys reasonably acceptable to Purchaser) and hold harmless Purchaser and its subsidiaries, affiliates, officers, directors, agents, employees, successors and assigns from and against any and all claims, damages, losses, liabilities, sserted against or suffered by Purchaser or the Property after the Closing Date as a result or on account of any breach of any representation, warranty or covenant on the part of Seller made herein or in any instrument or document delivered by Seller pursuant hereto or (ii) which may at any time following the Closing Date be asserted against or suffered by Purchaser arising out of or resulting from any matter pertaining to operation of the Property prior to the Closing Date (whether asserted or accruing before or after Closing).

4.2
Covenants and Agreements of Seller.
(a)
. Seller shall continue to perform in all material respects all of its obligations under the Lease consistent with the terms and conditions of the Lease.
(b)
Leasing and Licensing Arrangements. During the pendency of this Agreement, Seller will not enter into any lease or license affecting the Property, or modify or amend in any material unreasonably withheld, conditioned or delayed. Any such requests by Seller shall be accompanied by a copy of any proposed modification or amendment of the Lease or of any new lease or license that Seller wishes to execute between the Effective Date and the Closing Date.

(c)
New Contracts and Easements. During the pendency of this Agreement, Seller will not enter into any contract or easement, or modify, amend, renew or extend any existing contract or easement, that will be an obligation on or otherwise affect the Property or any part thereof subsequent to unreasonably withheld, conditioned or delayed, except contracts entered into in the ordinary course of business that shall be terminated at Closing without penalty or premium to Purchaser.

(d)
Tenant Estoppel Certificate. Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser prior to Closing an original written Tenant Estoppel Certificate signed by Tenant as provided for in Section 6.1(f).
(e)
Declaration Estoppel Certificate. Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser prior to Closing an original written Declaration Estoppel Certificate for each Declaration executed by the appropriate parties as provided for in Section 6.1(g).
(f)
Waiver of Right of First Offer. Within one (1) day after the date Purchaser deposits the Initial Earnest Money with Escrow Agent, Seller shall provide the holder of any Right of First Offer

ROFO Holder

ROFO Notice

same to Purchaser when made. Seller shall keep Purchaser reasonably informed as to the status of the informing Seller that it does not elect to exercise the Right of First Offer as it pertains to this transaction, or (ii) fails to respond in writing to the ROFO Notice within the required time frame set forth in the Right of First Offer in order to exercise the Right obligation to close on the sale and purchase of the Property pursuant to this Agreement, Seller shall execute and deliver to Purchaser, on or before expiration of the Inspection Period, an original, executed affidavit in or the ROFO

in writing to exercise its Right of First Offer, then Purchaser shall have the right to terminate this Agreement by providing written notice to Seller, in which case all Earnest Money deposited by Purchaser shall be immediately returned to Purchaser and the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, in the event the Closing does not occur within the applicable time period under the Right of First Refusal in which is Seller is free to sell and convey the Property to Purchaser, then Seller shall be obligated to send the ROFO Holder a new ROFO Notice, in which case the foregoing terms, conditions and rights set forth in this Section 4.2(e) shall apply to the new ROFO Notice.

(g)
Tenant Approvals and Consents written request, if any, Seller shall provide the Tenant with written notice of this Agreement and shall continuously pursue in good faith and with commercially reasonable diligence to obtain all of the T Approvals and Consents. Seller shall provide to Purchaser a copy of such initial written notice sent to Tenant when made and Seller shall keep Purchaser reasonably informed as to the status of obtaining the rovals and Consents as and when reasonably requested by Purchaser. In the event Seller is of the Inspection Period, then Purchaser shall have the right to terminate this Agreement by providing written notice to Seller, in which case the Earnest Money deposited by Purchaser shall be immediately returned to Purchaser and the parties hereto shall have no further rights or obligations, other than those that by their terms survive the termination of this Agreement.

(h)
Notices

provide Purchaser with a written notice of any event which has a material adverse effect on the Property.

(i)
Notices of Violation. As soon as Seller has knowledge or immediately upon receipt of written notice thereof, Seller shall provide Purchaser with written notice of any violation of any legal requirements or insurance requirements affecting the Property, any service of process relating to the or allegations of default received from Tenant, or any other correspondence or notice received by Seller which has or has the potential to have a material adverse effect on the Property.

4.3
Representations and Warranties of Purchaser.
(a)
Organization, Authorization and Consents. Purchaser is a duly organized and validly existing limited partnership under the laws of the State of Delaware. Purchaser has the right, power and authority to enter into this Agreement and to purchase the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.
(b)
Action of Purchaser, Etc. Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.
(c)
No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.
(d)
Litigation knowledge, threatened, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

The representations and warranties made in this Agreement by Purchaser shall be continuing and shall be deemed remade by Purchaser as of the Closing Date, with the same force and effect as if made on, and as of, such date. All representations and warranties made in this Agreement by Purchaser shall survive the Closing for a period of one (1) years, and upon expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Seller gives Purchaser written notice prior to the expiration of said one (1) year period of such alleged breach with reasonable detail as to the nature of such breach. Notwithstanding anything to the contrary contained in this Agreement, there shall be no survival limitation, except statutory limitations, with respect to acts involving fraud or intentional misrepresentation on behalf of Purchaser. Purchaser acknowledges and agrees that Seller has relied and has consummation of the transaction set forth

in this Agreement.

Subject to the immediately preceding paragraph, and the Limitation Period and statutory limitations referenced therein, Purchaser hereby agrees to indemnify, protect, defend (through attorneys reasonably acceptable to Seller) hold harmless Seller and its subsidiaries, affiliates, officers, directors, agents, employees, successors and assigns from and against any and all claims, damages, losses, liabilities, costs against or suffered by Seller after the Closing Date as a result or on account of any breach of any warranty, representation or covenant on the part of Purchaser made herein or in any instrument or document delivered pursuant hereto or (ii) following the Closing Date be asserted against or suffered by Seller arising out of or resulting from any matter pertaining to the operation or ownership of the Property by Purchaser from and after the Closing Date.

ARTICLE 5.

CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS

5.1

. For and in consideration of, and as a condition precedent to or the Title Agent (as applicable) at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

(a)
Deed. A special warranty deed to the Land and Improvements, in the form attached hereto as Schedule 1 Deed
(b)
Bill of Sale. A bill of sale for the Personal Property in the form attached hereto as

Bill of Sale

Schedule 3

(c)
Assignment and Assumption of Lease and Security Deposits. An assignment and assumption of Lease and Security Deposits and, to the extent required elsewhere in this Agreement, in the form attached hereto as Schedule 2 Assignment and Assumption of Lease

(d)
Memorandum of Assignment of Lease. A memorandum of assignment of Lease in

Memorandum of Assignment of Lease

(e)
Subordination, Non-Disturbance and Attornment Agreement. If applicable, an original Subordination, Non-Disturbance and Attornment Agreement executed by Tenant in form

SNDA

(f)
General Assignment. An assignment of the Intangible Property in the form attached hereto as Schedule 4 General Assignment
(g)

(h)

. A certificate in the form attached hereto as Schedule 6

Section 4.1 hereof;

(i)
FIRPTA Affidavit. A FIRPTA Affidavit in the form attached hereto as Schedule

8;

(j)
Evidence of Authority. Such documentation as may reasonably be required by the

Title Company to establish that this Agreement, the transactions contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered;

(k)
Settlement Statement. A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;
(l)
Surveys and Plans. Such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession of Seller to the extent not theretofore delivered to Purchaser;
(m)
Lease counterparts of the Lease;
(n)
Notice of Sale. Seller will join with Purchaser (or its Affiliate) in executing a

Notice of Sale Purchaser shall send to Tenant under the Lease informing such tenant of the transfer of the Property and of assignment to and assumption by Purchaser (or its Affiliate) of the Lease and Security Deposit and directing that all rent and other sums payable for periods after the Closing under the Lease shall be paid as set forth in the notice;

any; and

(o)
Keys

(p)
Other Documents. Such other documents as shall be reasonably requested by

5.2
. Purchaser shall obtain or execute and deliver to Seller or the Title Company (as applicable) at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:
(a)
Assignment and Assumption of Lease. An Assignment and Assumption of Lease;
(b)
Memorandum of Assignment of Lease. A Memorandum of Assignment of Lease;
(c)
General Assignment. A General Assignment;

(d)

. A certificate in the form attached hereto as Schedule 9

(e)
Settlement Statement. A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;
(f)
Notice of Sale. A Notice of Sale; and
(g)
Other Documents. Such other documents as shall be reasonably requested by

5.3
Closing Costs. Seller shall pay the cost of the documentary/revenue stamps, transfer taxes, excise taxes imposed by the State of Iowa or the county in which the Land is located upon the conveyance of the Property pursuant hereto, the cost of the Title Commitment and the Title Policy, including title fees of Seller, the cost of obtaining and recording any curative title instruments, and all other costs and expenses incurred by

Seller in closing and consummating the purchase and sale of the Property pursuant hereto. Purchaser shall pay the cost of the Survey, all recording fees on all instruments to be recorded in connection with this transaction (except any curative title instruments), the cost of any endorsements to the Title Policy, the cost of any loan policy of title insurance and endorsements thereto, documentary stamps and intangible taxes

d all other costs and

and in closing and consummating the purchase and sale of the Property pursuant hereto.

5.4
Prorations and Credits. The items in this Section 5.4 shall be prorated between Seller and Purchaser or credited, as specified:
(a)
Taxes. All general real estate taxes and special assessments imposed by any Taxes and Purchaser as of the Closing, except those for which the Tenant is obligated to pay directly to the applicable taxing authority pursuant to the Lease. If the Closing occurs prior to the receipt by Seller of the tax bill for the calendar year or other applicable tax period in which the Closing occurs, Taxes shall be prorated for such calendar year or other applicable tax period based upon the amount equal to the prior

(b)
Reproration of Taxes. After receipt of final Taxes and other bills, if the difference in the prorated amount exceeds $1,000, then Purchaser shall prepare and present to Seller a calculation of the reproration of such Taxes and other items, based upon the actual amount of such items charged to or received by the parties for the year or other applicable fiscal period. The parties shall make the appropriate calculation and appropriate back-up information. Purchaser shall provide Seller with appropriate backup

Property to confirm the calculation. The provisions of this Section 5.4(b) shall survive the Closing for a period of one (1) year after the Closing Date.

(c)
Rents, Income and Other Expenses. Rents and any other amounts payable by Tenant under the Lease shall be prorated as of the Closing Date and be adjusted against the Purchase Price rev

share of the rents, additional rent, Taxes, tenant reimbursements and escalations, and all other payments payable for the month of Closing and for all other rents and other amounts that apply to periods from and after the Closing, but which are received by Seller prior to Closing. Purchaser agrees to pay to Seller, upon receipt, any rents or other payments by Tenants under the Lease that apply to periods prior to Closing but are received by Purchaser after Closing; provided, however, that any delinquent rents or other payments by Tenant shall be applied first to any current amounts owing by Tenant, then to delinquent rents in the order in which such rents are most recently past due, with the balance, if any, paid over to Seller to the extent of delinquencies existing at the time of Closing to which Seller is entitled; it being understood and agreed that Purchaser shall not be legally responsible to Seller for the collection of any rents or other charges payable with respect to the Lease or any portion thereof, which are delinquent or past due as of the Closing Date. Seller shall be responsible for collecting and remitting all sales and use taxes that are due or become due on rent payments under the Lease received by Seller prior to Closing. Purchaser shall be responsible for collecting and remitting all sales and use taxes that become due on rent payments under the Lease received by Purchaser after Closing. Seller shall, at or prior to Closing, reconcile with the Tenant any estimated payments for additional rent, Taxes, tenant reimbursements and escalations, and all other payments payable by the Tenant under the Lease for the period prior to Closing. The provisions of this Section 5.4(c) shall survive the Closing.

(d)
Security Deposits. Purchaser shall receive a credit at Closing for all Security Deposits (and any interest thereon required to be reimbursed to any tenant) pursuant to the Lease or pursuant to applicable law. Seller agrees to and does hereby indemnify, defend and hold Purchaser harmless from and against any liability or expense incurred by Purchaser by reason of any Security Deposit (and interest thereon, if required by law) actually collected by Seller and not actually paid (or credited) to Purchaser at the Closing. Purchaser agrees to and does hereby indemnify and hold Seller harmless from and against any liability or expense incurred by Seller by reason of any Security Deposit (and interest thereon, if required by law) which is paid (or credited) to Purchaser at the Closing and which Purchaser does not properly refund to the Tenant. The provisions of this Section 5.4(d) shall survive the Closing.

ARTICLE 6.

CONDITIONS TO CLOSING

6.1
. The obligations of Purchaser hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions on or before Closing or on or before such time specified in this Agreement (whichever is applicable), any of which may be waived by Purchaser in its sole discretion

Conditions Precedent

(a)
No material adverse change in the condition of the Property has occurred since the Effective Date of this Agreement.
(b)
Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including, but not limited to Section 5.1 hereof.
(c)
Seller shall have performed, in all material respects, all covenants, agreements and undertakings of Seller contained in this Agreement.
(d)
consistent with the terms and conditions of the Lease and Tenant has accepted possession of the Improvements as evidenced in writing by Tenant.
(e)
All representations and warranties of Seller as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing.
(f)
At least ten (10) Business Days prior to the Closing, Seller shall obtain and deliver to Purchaser an original executed Tenant Estoppel Certificate from Tenant in the form attached hereto to as Schedule 7 or in a form provided by the Tenant and reasonably acceptable to Purchaser or which applicable), which at a minimum shall (i) be dated within thirty (30) days prior to the Closing Date, (ii) confirm the material terms of the applicable Lease, as contained in the copy of the Lease delivered to Purchaser hereunder, and (iii) confirm the absence of any defaults by Seller and Tenant under the Lease as of the date thereof.

(g)
At least ten (10) Business Days prior to the Closing, Seller shall obtain and deliver to Purchaser an original executed Declaration Estoppel Certificate for each Declaration from the appropriate sociation, in the form attached hereto as

Schedule 5 or in a form provided by the Tenant and reasonably acceptable to Purchaser or which applicable), which at a minimum shall (i) be dated within thirty (30) days prior to the Closing Date, (ii)

confirm the monetary obligations of the owner of the Property, including any annual maintenance assessments, and (iii) confirm the absence of any defaults by Seller and Tenant under the Declaration as of the date thereof.

(h)

Commitment, subject only to the Permitted Exceptions, with gap coverage, deleting all requirements and deleting the standard exceptions.

In the event any of the conditions in this Section 6.1 have not been satisfied (or otherwise waived in writing by Purchaser) on or before the time period specified herein (as same may be extended or postponed as provided in this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Seller given prior to the Closing, whereupon (i) Escrow Agent shall return the Earnest Money to Purchaser; and (ii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement.

ARTICLE 7.

CASUALTY AND CONDEMNATION

7.1
Casualty. Risk of loss up to and including the Closing Date shall be borne by Seller. In the event of any immaterial damage or destruction to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement, and Purchaser will receive (and Seller will assign

Seller as a result of such damage or destruction and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible, uninsured or coinsured amount under said insurance immaterial damage or destruction instances of damage or destruction: (i) which can be repaired or restored at a cost of Ten Thousand and No/100 Dollars ($10,000.00) or less; (ii) which can be restored and repaired within sixty (60) days from the date of such damage or d policy covering the Property are assignable to Purchaser and will continue pending restoration and repair of the damage or destruction.

In the event of any material damage or destruction to the Property or any portion thereof, Purchaser may, at its option, by notice to Seller given within the earlier of twenty (20) days after Purchaser is notified by Seller of such damage or destruction, or the Closing Date, but in no event less than ten (10) days after Purchaser is notified by Seller of such damage or destruction (and if necessary the Closing Date shall be extended to give Purchaser the full 10-day period to make such election): (i) terminate this Agreement, whereupon Escrow Agent shall immediately return the Earnest Money to Purchaser, or (ii) proceed to close insurance policies to receive) any insurance proceeds due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies. If Purchaser fails to deliver to Seller notice of its election within the period set forth above, Purchaser will conclusively be deemed to have elected to proceed with the Closing as provided in clause (ii) of the preceding sentence. If Purchaser elects clause (ii) above, Seller will cooperate with material damage or destruction destruction that are not immaterial, as defined herein.

7.2
Condemnation. If, prior to the Closing, all or any part of the Property is subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received written notice that any condemnation action or proceeding with respect to the Property is contemplated by a body having the power of eminent domain, Seller shall give Purchaser immediate written notice of such threatened or contemplated condemnation or of such taking or sale, and Purchaser may by written notice to Seller given within thirty

(30) days after the receipt of such notice from Seller, elect to terminate this Agreement. If Purchaser chooses to terminate this Agreement in accordance with this Section 7.2, then the Earnest Money shall be returned immediately to Purchaser by Escrow Agent and the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. If Purchaser does not elect to terminate this Agreement in accordance herewith, this Agreement shall remain in full force and effect and the sale of the Property contemplated by this Agreement, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of Seller in and to any awards applicable to the Property that have been or that may thereafter be made for such taking. At such time as all or a part of the Property is subjected to a bona fide threat of condemnation and Purchaser shall not have elected to terminate this Agreement as provided in this Section 7.2 (and either the 30-day period within which Purchaser has a right to terminate this Agreement pursuant to this Section 7.2 has expired or Purchaser has agreed to waive its right to terminate this Agreement), and provided that the Inspection Period has expired and Purchaser has delivered the Earnest Money to Escrow Agent, (i) Purchaser shall thereafter be permitted to participate in the proceedings as if Purchaser were a party to the action, and (ii) Seller shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining

ARTICLE 8.

DEFAULT AND REMEDIES

8.1
. If Purchaser fails to consummate this transaction for any reason

Purchaser of an express right of termination granted herein, Seller shall be entitled, as its sole remedy hereunder, to terminate this Agreement and to receive and retain the Earnest Money as full liquidated damages for such default of Purchaser, the parties hereto acknowledging that it is impossible to estimate more as a penalty, but as full liquidated damages. The

event of default hereunder by Purchaser, and Seller hereby waives and releases any right to (and hereby covenants that it shall not) sue the Purchaser: (a) for specific performance of this Agreement, or (b) to recover actual damages in excess of the Earnest Money. Nothing contained in this Section 8.1 to the contrary shall release or absolve Purchaser from its obligation to indemnify, defend and hold Seller harmless under those provisions of this Agreement which by their express terms survive the termination of this Agreement.

8.2

. If Seller fails to perform any of its obligations under this Agreement for expressly provided herein, Purchaser shall be entitled, as its remedy, either (a) to terminate this Agreement

-of- pocket costs and expenses incurred with respect to this transaction not to exceed the sum of Fifty Thousand and No/100 Dollars ($50,000.00 U.S.) which shall be reimbursed by Seller to Purchaser within ten (10)

and expenses (in such event, the right to retain the Earnest Money plus costs shall be full liquidated damages and, except as set forth herein, shall be Purchaser's sole and exclusive remedy in the event of a default hereunder by Seller, and Purchaser hereby waives and releases any right to sue Seller for damages), or (b)

obligation to execute and deliver the documents required to convey the Property to Purchaser in accordance with this Agreement. If specific performance is not available to Purchaser as a result of Seller having sold the Property or any portion thereof to another party, termination right and reimbursement referenced, Purchaser shall have all remedies available at law or in equity. Nothing contained in this Section 8.2 to the contrary shall release or absolve Seller from its obligation to indemnify, defend and hold Purchaser harmless under those provisions of this Agreement which by their express terms survive the termination of this Agreement.

8.3 Fraud/Misrepresentation. Notwithstanding anything contained in Section 8.1 or 8.2 above, either party may pursue the other party for any legal or equitable remedy which may be available as a result of fraud committed by the other party or a willful and intentional misrepresentation made by the other party.

ARTICLE 9.

ASSIGNMENT

9.1 Assignment. Subject to the next following sentence, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other.

rights hereunder may be transferred and assigned to any entity that is an Affiliate of Purchaser. Any assignee or transferee under which S

and obligations under this Agreement by written instrument delivered to Seller as a condition to the effectiveness of such assignment or transfer. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

ARTICLE 10.

BROKERAGE COMMISSIONS

10.1
Brokers. All negotiations relative to this Agreement and the purchase and sale of the Property as contemplated by and provided for in this Agreement have been conducted by and between Seller and Purchaser without the assistance or intervention of any person or entity as agent or broker other than Buyers Realty, Inc., an Iowa corporation, has represented Seller, and Generation Income Properties, L.P., a Delaware limited partnership, has represented Purchaser. Seller and Purchaser warrant and represent to each other that Seller and Purchaser have not entered into any agreement or arrangement and have not received services from any other broker, realtor, or agent or any employees or independent contractors of any other broker, realtor or agent, and that, there are and will be no broker's, realtor's or agent's commissions or fees payable in connection with this Agreement or the purchase and sale of the Property by reason of their respective dealings, negotiations or communications other than amounts due Buyers Realty, Inc. and Generation Income Properties, L.P., as provided herein. Seller agrees to pay Buyers Realty, Inc. a seller fee pursuant to a separate agreement at Closing. Seller agrees to pay Generation Income Properties, L.P., an acquisition fee of one percent (1.0%) of the Purchase Price at Closing. Seller and Purchaser agree to hold each other harmless from and to indemnify the other against any liabilities, damages, losses, costs, or expenses incurred by the other in the event of the breach or inaccuracy of any covenant, warranty or representation made by it in this Section 10.1. The provisions of this Section 10.1 shall survive the Closing or earlier termination of this Agreement.

ARTICLE 11.

MISCELLANEOUS

11.1
Notices. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand, by email or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses, facsimile numbers or email addressed set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

PURCHASER: Generation Income Properties, L.P. 401 East Jackson Street, Suite 3300

Tampa, Florida 33602 Attention: David Sobelman Email: ds@gipreit.com with a copy to: Trenam Law

200 Central Avenue, Suite 1600 St. Petersburg, Florida 33701

Attention: Timothy M. Hughes, Esq. Email: thughes@trenam.com

SELLER: DUFF DANIELS, LLC - 65% interest

4350 Westown Parkway, Suite 100 West Des Moines, Iowa 50266 Attention: Ronald L. Daniels

Email: ron.daniels@buyersrealtyinc.com

WESTBROOK DANIELS, LLC 10.21% interest

4350 Westown Parkway, Suite 100 West Des Moines, Iowa 50266 Attention: Ronald L. Daniels

Email: ron.daniels@buyersrealtyinc.com

WESTBROOK WOLF, LLC 24.79% interest

4350 Westown Parkway, Suite 100 West Des Moines, Iowa 50266 Attention: Abe M. Wolf

Email: abewolf55@yahoo.com

with a copy to: Hogan Law Office

1717 Ingersoll Avenue, Suite 200 Des Moines, Iowa 50309 Attention: Timothy C. Hogan, Esq. Email: tim@hoganlawoffice.net

ESCROW AGENT: First American Title Insurance Company

4909 S. 135th Street, Suite 207

Omaha, Nebraska 68137 Attention: Debbie Saxton Email: dsaxton@firstam.com

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) business day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile or email transmission shall be deemed effectively given or received on the day of transmission of such notice and electronic confirmation of such transmission is received by the transmitting party. Any notice or other communication given in the manner provided above by counsel for either party shall be deemed to be notice or such other communication from the party represented by such counsel.

11.2
Possession. Full and exclusive possession of the Property, subject to the Permitted Exceptions and the rights of the Tenant under the Lease, shall be delivered by Seller to Purchaser on the Closing Date.
11.3
Time Periods. If the time period by which any right, option, or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.
11.4
Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.
11.5
Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by counsel for one of the parties, it being mutually acknowledged and agreed that Seller and Purchaser and their respective counsel have contributed substantially and materially to the preparation and negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.
11.6
Survival. The provisions of this Article 11 and all other provisions in this Agreement which expressly provide that they shall survive the Closing (subject to any specific limitations) or any earlier termination of this Agreement shall not be merged into the execution and delivery of the Deed.
11.7
General Provisions. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon Seller or Purchaser unless such amendment is in writing and executed by both Seller and Purchaser. Subject to the provisions of Section 9.1 hereof, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Time is of the essence in this Agreement. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. This Agreement shall be construed and interpreted under the laws of the State of Iowa. Except as otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.

11.8
. If Purchaser or Seller brings an action at law or equity against the other in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover c actually incurred from the other.

11.9
Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile or by scanned image (e.g., .pdf file extension) as an attachment to an email and the signature page of either party to any counterpart may be appended to any other counterpart.
11.10
Escrow Terms. The Earnest Money shall be held in escrow by Escrow Agent on the following terms and conditions:
(a)
Escrow Agent shall deliver the Earnest Money to Seller or Purchaser, as the case may be, in accordance with the provisions of this Agreement. Escrow Agent shall deposit the Earnest Money in an I.O.T.A. Trust Account.
(b)
Any notice to or demand upon Escrow Agent shall be in writing and shall be sufficient only if received by Escrow Agent within the applicable time periods set forth herein, if any. Notices to or demands upon Escrow Agent shall be mailed, emailed or delivered by overnight courier to the address for Escrow Agent shown in and pursuant to Section 11.1 of this Agreement. Notices from Escrow Agent to Seller or Purchaser shall be mailed, emailed or delivered by overnight courier to them at the addresses for each party shown in and pursuant to Section 11.1 of this Agreement.
(c)
In the event that litigation is instituted relating to this escrow, the parties hereto agree that Escrow Agent shall be held harmless from any attorneys' fees, court costs and expenses relating to that litigation to the extent that litigation does not arise as a result of the Escrow Agent's acts or omissions. To the extent that Escrow Agent holds Earnest Money under the terms of this escrow, the parties hereto, other than Escrow Agent, agree that Escrow Agent may charge the Earnest Money with any such attorneys' fees, court costs and expenses as they are incurred by Escrow Agent. In the event that conflicting demands are made on Escrow Agent, or Escrow Agent, in good faith, believes that any demands with regard to the Earnest Money are in conflict or are unclear or ambiguous, Escrow Agent may bring an interpleader action

Agent may lay claim to or against the Earnest Money for its reasonable costs and attorneys' fees in connection with same, through final appellate review. To that end, the parties hereto, other than Escrow Agent, agree to indemnify Escrow Agent for all such attorneys' fees, court costs and expenses.

(d)
Without limitation, Escrow Agent shall not be liable for any loss or damage resulting from the following: (a) the financial status or insolvency of any other party, or any misrepresentation made by any other party; (b) any legal effect, insufficiency or undesirability of any instrument deposited with or delivered by or to Escrow Agent or exchanged by the parties hereunder, whether or not Escrow Agent prepared such instrument; (c) the default, error, action or omission of any other party to this Agreement or any actions taken by Escrow Agent in good faith, except for Escrow Agent's gross negligence or willful misconduct; (d) any loss or impairment of the Earnest Money that has been deposited in escrow while the Earnest Money is in the course of collection or while the Earnest Money is on deposit in a financial institution if such loss or impairment results from the failure, insolvency or suspension of a financial institution, or any loss or impairment of the Earnest Money due to the invalidity of any draft, check, document or other negotiable instrument delivered to Escrow Agent; (e) the expiration of any time limit or other consequence of delay, unless a properly executed settlement instruction, accepted by Escrow Agent has instructed the Escrow Agent to comply with said time limit; and (f) Escrow Agent's compliance with any legal process, subpoena, writ, order, judgment or decree of any court, whether issued with or without jurisdiction and whether or not subsequently vacated, modified, set aside or reversed.

(e)
Escrow Agent shall not have any duties or responsibilities, except those set forth in this Section and shall not incur any liability in acting upon any signature, notice, demand, request, waiver, consent, receipt or other paper or document believed by Escrow Agent to be genuine. Escrow Agent may assume that any person purporting to give it any notice on behalf of any party in accordance with the provisions hereof has been duly authorized to do so, or is otherwise acting or failing to act under this Section

Upon completion of the disbursement of the Earnest Money, Escrow Agent shall be automatically released and discharged of its escrow obligations hereunder.

(f)
The terms and provisions of this Article shall create no right in any person, firm or corporation other than the parties and their respective successors and permitted assigns and no third party shall have the right to enforce or benefit from the terms hereof.
(g)
Escrow Agent has executed this Agreement for the sole purpose of agreeing to act as such in accordance with the terms of this Agreement.

[Remainder of Page Intentionally Blank Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.

SELLER:

WESTBROOK DANIELS, LLC, 10.21% interest

an Iowa limited liability company

By: /s/ Ronald L. Daniels

Ronald L. Daniels, Manager Date of Execution:

, 2024

DUFF DANIELS, LLC, 65% interest

an Iowa limited liability company

By: /s/ Ronald L. Daniels

Ronald L. Daniels, Manager Date of Execution:

, 2024

WESTBROOK WOLF, LLC, 24.79% interest

an Iowa limited liability company

By: /s/ Abe M. Wolf

Abe M. Wolf, Manager

Date of Execution:

, 2024

PURCHASER:

GENERATION INCOME PROPERTIES, L.P.,

a Delaware limited partnership

By: Generation Income Properties, Inc., Its Sole General Partner

By: /s/ David Sobelman

Name: David Sobelman

Title: CEO

Date of Execution:

, 2024

JIN WITNESS WHEREOF, the undersigned Escrow Agent has joined in the execution and delivery l. hereof solely for the purpose of evidencing its rights and obligations under the provisions of Section 11.10 ' hereof. I

1

•

ESCROW AGENT:

'

FIRST AMERICAN TITLE INSURANCE i

COMPANY j

j

J

j

j

;

! I

I1

i

I

I

LEGAL DESCRIPTION OF THE LAND

Lot 1, Daniels Subdivision First Addition, an Official Plat, Ames, Story County, Iowa

LIST OF PERSONAL PROPERTY

appliances, personal property, machinery, apparatus and equipment owned by Seller and currently used in the operation, repair and maintenance of the Land and Improvements and situated thereon, and all of or receipts for the items listed in any expense reports (excluding confidential information (redacted as necessary) and any attorney work product or attorney-client privileged documents) relating to the Land and Improvements. The Personal Property shall not include any property owned by tenants, contractors or licensees.

LIST OF EXISTING COMMISSION AGREEMENTS

I.
Commission Agreements Entered into By Seller During Its Ownership of Property: None.

SCHEDULE 1

FORM OF SPECIAL WARRANTY DEED

SPECIAL WARRANTY DEED

(CORPORATE/BUSINESS ENTITY GRANTOR)

Sheet

Preparer Information:

Taxpayer Information:

Return Document to:

Grantors:

Grantees:

Legal Description: See Exhibit A

SPECIAL WARRANTY DEED

On this day of , 20 , , a , whose address is (hereinafter referred to as Grantor), for and in consideration of TEN AND 00/100 DOLLARS ($10.00), and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, CONVEYS, TRANSFERS and WARRANTS to , a , whose address is (hereinafter referred to as Grantee) all interest in that certain real estate legally described on Exhibit A hereto, TOGETHER WITH all tenements, hereditaments and appurtenances, and every privilege, right, title, interest and estate, reversion,

Property

Grantor does hereby covenant with Grantee that Grantor is lawfully seized of the Property in fee simple; that it has good, right and lawful authority to sell and convey the Property; that it warrants the title to the Property and will defend the same, subject only to and except for the matters referred to on attached hereto, against the lawful claims of all persons claiming by, through, or under Grantor, but not otherwise.

There is no known private burial site, well, solid waste disposal site, underground storage tank, hazardous waste, or private sewage disposal system on the property as described in Iowa Code Section 558.69, and therefore the transaction is exempt from the requirement to submit a groundwater hazard statement.

Words and phrases herein, including acknowledgement hereof, shall be construed as in the singular or plural number, according to the context.

[The remainder of this page is intentionally blank. The signature page follows.]

IN WITNESS WHEREOF, the Grantor has caused this Special Warranty Deed to be executed and delivered as of the day and year first above written.

GRANTOR:

a

By: Printed Name: Title:

STATE OF ) COUNTY OF )

I, , a Notary Public in and for said County, in the State aforesaid, do hereby certify that , as of , a , who is personally known to me to be the same person whose name is subscribed to the foregoing instrument in such capacity, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said entity, for the uses and purposes therein set forth.

Given under my hand and notarial seal this day of , 20 .

Notary Public (SEAL)

My commission expires::

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT B

PERMITTED ENCUMBRANCES

SCHEDULE 2

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASE AND SECURITY DEPOSITS

[SUBJECT TO REVIEW AND APPROVAL OF LOCAL CO-COUNSEL]

ASSIGNMENT AND ASSUMPTION OF LEASE AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND SECURITY DEPOSITS

() is made and entered into as of the day of , 20 , by and between

, a (), and , a

().

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee located in ,

County, , and more particularly described on attached hereto (the ) ; and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of in and to that certain affecting the Property, together with the security deposits associated therewith, and, subject to the terms and conditions urity deposits.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in

consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1.
Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, and Assignee hereby accepts and assumes from Assignor, all of interest as landlord in and to the Lease and all of the benefits and privileges of the landlord arising under the Lease on, from and after the date hereof interest in and to all security deposits and rentals thereunder.
2.
Assignor shall indemnify and hold Assignee harmless from any claim, liability, cost or or liability of the landlord or lessor under the Lease which was to be performed or which became due during the period in which Assignor owned the Property, and (b) any obligation or liability of landlord under the Lease arising after the date hereof relating to acts or omissions occurring prior to the date hereof during the period Assignor owned the Property.

3.
Assignee shall indemnify and hold Assignor harmless from any claim, liability, cost or perform any obligations or liability of the landlord under the Lease arising on or after the date upon which the Lease is assumed by Assignee hereunder.

4.
This Assignment shall inure to the benefit of and be binding upon Assignor and Assignee, their respective legal representatives, successors and assigns. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same Assignment.

IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

ASSIGNOR:

, a

By: Name: Its:

ASSIGNEE:

, a

By: Name: Title:

EXHIBIT A

Legal Description

\

SCHEDULE 3

FORM OF BILL OF SALE TO PERSONAL PROPERTY

[SUBJECT TO REVIEW AND APPROVAL OF LOCAL CO-COUNSEL]

BILL OF SALE

THIS BILL OF SALE ( ) is made and entered into as of the day of

, 20 , by , a (), for the benefit of ., a ( ).

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution hereof, Seller has conveyed to Purchaser located in

, County, and more particularly described on

Property

WHEREAS, in connection with said conveyance, Seller desires to transfer and convey to fixtures located in and used exclusively in connection with the ownership, maintenance or operation of the Property and the Improvements thereon;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Seller by Purchaser, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Seller and Purchaser, it is hereby agreed as follows:

1.
All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in that certain Purchase and Sale Agreement dated as of , 20 , between Seller and Purchaser (the ).
2.
Seller hereby unconditionally and absolutely transfers, conveys and sets over to Purchaser, without warranty or representation of any kind, express or implied, except as set forth specifically herein or in the Sales Contract, all right, title and interest of Seller in any and all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding any computer software which either is licensed to Seller or Seller deems proprietary), machinery, apparatus and equipment owned by Seller and currently used in the operation, repair and maintenance of the Land in and to those items of tangible personal property set forth on Personal Property not include any property owned by tenants, contractors or licensees.

3.
Seller covenants to Purchaser that Seller is the lawful owner of the Personal Property; that, except for tangible personal property taxes for the year 20 and subsequent years, the Personal Property is free from all encumbrances; that Seller has the right to sell the Personal Property, and that Seller will warrant and defend the sale of the Personal Property hereby made, unto Purchaser against the lawful claims of all persons whomsoever.

4.
This Bill of Sale shall inure to the benefit of Purchaser, and be binding upon Seller, and their respective legal representatives, transfers, successors and assigns.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed under seal as of this day and year first above written.

SELLER:

, a

By: Name: Its:

Legal Description

List of Personal Property

appliances, personal property, machinery, apparatus and equipment owned by Seller and currently used in the operation, repair and maintenance of the Land and Improvements and situated thereon, and all of or receipts for the items listed in any expense reports (excluding confidential information (redacted as necessary) and any attorney work product or attorney-client privileged documents) relating to the Land and Improvements. The Personal Property shall not include any property owned by tenants, contractors or licensees.

SCHEDULE 4

FORM OF GENERAL ASSIGNMENT OF

[SUBJECT TO REVIEW AND APPROVAL OF LOCAL CO-COUNSEL] GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT () is made and entered into as of the day

W I T N E S S E T H:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in , County, , and more particularly described on Exhibit attached hereto and made a part hereof (the ); and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to

(if any) in and to all assignable entitlements and other intangible property used and owned by Assignor (if any) in connection with the Property.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1.
Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, with those warranties and representations contained in that certain Purchase and Sale Agreement dated as of , 20 , between Assignor and Assignee (the all intangible property, if any, owned by Assignor related to the real property and improvements constituting the assignable plans and specifications and other architectural and engineering drawings for the Land and Improvements (as defined in the Contract); (ii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property (as defined in the Contract); and (iii) all transferable consents, authorizations, concurrency reservations, development rights, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements Intangible Property

Intangible Property herein and then only to the extent that same (a) are owned by Assignor, (b) are transferable or assignable to Assignee, and (c) relate solely to the occupancy, use, maintenance and operation of the Land or Improvements.

2.
This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

IN WITNESS WHEREOF, the duly authorized representative of Assignor has caused this Assignment to be properly executed under seal as of this day and year first above written.

ASSIGNOR:

, a

By: Name: Its:

Legal Description

SCHEDULE 5

FORM OF DECLARATION ESTOPPEL CERTIFICATE

[SUBJECT TO REVIEW AND APPROVAL OF LOCAL CO-COUNSEL]

ESTOPPEL CERTIFICATE

Owner

Association the benefit of

Purchaser

Declarant lenders, affiliates, principals, successors and/or assigns are collectively Beneficiary

R E C I T A L S:

A.
Beneficiary has now or will soon hereafter acquire fee title to that certain property located Property

Seller Seller leases the Property to Tenant

B.
Reference is made to that certain dated and recorded in Official Records Book , Page of the Public Records of County, , as amended by

(such instrument, as so amended and assigned, is hereinafter referred to

Declaration

meanings assigned to such terms in the Declaration.

C.

Declarant has agreed to deliver this Certificate with respect to certain matters covered under the Declaration. Beneficiary would not have agreed to acquire the Property in the absence of this Certificate.

In consideration of the recitals set forth above, Declarant hereby certifies to Beneficiary, and otherwise consents and approves, the following:

E S T O P E L M A T E R S:

Section 1. The Declaration is in full force and effect.

Section 2. Except as set forth above, the Declaration has not been modified, supplemented, or amended in any way.

Section 3. Seller and Tenant are current on all of their obligations under the Declaration, including, without limitation, the obligation to pay all fees, general and/or special assessments thereunder. There are no violations on the part of Seller or Tenant under the Declaration. There are no outstanding amounts payable by Seller or Tenant to the Association under the Declaration.

Section 4. The Association has not delivered any notices of default under the Declaration to Seller or Tenant certificate, there exist no defaults under the Declaration and no event or omission which, with the passage of time or the giving of notice or both, would constitute a default under the Declaration by Seller or Tenant, as related to the Property.

Section 5. All approvals, if any, required under the Declaration with respect to the Property have been obtained.

Section 6. Pursuant to Section of the Declaration (based on acreage excluding common area acreage) allocated to the Property is %.

Section 7. All amounts due from the Seller and/or Tenant under the Declaration for have been paid in full to and including , . For the last full calendar year, the total amount paid by Seller and Tenant for was $ .

Section 8. The undersigned has no claim of lien against the Property under the Declaration.

Section 9. The undersigned is duly authorized to sign and deliver this Certificate, and that no other signatures are required or necessary in connection with the execution and validity of this Certificate.

Section 10. This Certificate shall have the effect of estopping the undersigned from making any assertions contrary to the contents hereof; and shall serve as a waiver of any claim by the undersigned to the extent that such claim is asserted against any person permitted to rely upon, and who has acted in reliance upon, this estoppel certificate.

Section 11. This Certificate shall inure to the benefit of Beneficiary and shall be binding upon their respective heirs, personal representatives, successors, and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the day and year first written above.

By: Print Name: Title:

SCHEDULE 6

FORM OF

(this ) is given

and made by , a ( ), this day of , 20 , for the benefit of , a ( ).

Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of

, 20 , between Seller and Purchaser (the ), for the purchase and sale of certain real property located in , County, , and more particularly described on Exhibit attached hereto and made a part hereof (the ), Seller certifies all of the representations and warranties of Seller contained in Section 4.1 of the Contract remain true and correct in all material respects as of the date hereof; and

The representations and warranties contained herein shall, subject to the limitations and qualifications set forth in Section 4.1 of the Contract, survive for a period of one (1) years after the date hereof, and upon the expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Purchaser shall give Seller written notice prior to the expiration of said one (1) year period of such alleged breach with reasonable detail as to the nature of such breach.

IN WITNESS WHEREOF, Seller has caused this Certificate to be executed by its duly authorized representative as of the day and year first above written.

SELLER:

, a

By: Name: Its:

LEGAL DESCRIPTION

SCHEDULE 7

FORM OF TENANT ESTOPPEL CERTIFICATE

(subject to review and approval of local co-counsel)

TENANT ESTOPPEL CERTIFICATE

TO:

Buyer's lenders, affiliates, principals, successor and/or assigns (collectively, the "Buyer Parties") as follows:

1.

effect and has not been modified, changed, altered, or amended in any respect, except as follows (insert "none" if applicable):

2.

, , County, .

3.
A true and complete copy of the Lease, including all modifications of the Lease, if any, is attached to this Certificate.
4.

*Square footage covered by the Lease:

*Annual rent for 20 : plus applicable sales tax of

payable in monthly payments of plus applicable sales tax of .

*Lease commencement date: .

*Lease termination date: .

*Extension Options: .

*Rent is paid to and including: .

*Additional rent being paid is for and in the amount of: .

*Security Deposit:

*Prepaid rental for and in amount of: .

5.
No rent has been collected in the current month other than as provided for in the Lease. Landlord has paid, credited or satisfied its entire obligation to Tenant with respect to all free rent or other concessions, benefits, or inducements whether specified in the Lease or otherwise except as set forth below (if none, insert, "None"):

6.
The Lease is not in default nor has there occurred any event which, by lapse of time or otherwise, will result in any default. There are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws or other laws for the relief of debtors of the United States, the State of

, or any other State.

7.

management company, nor is Tenant entitled to any credit, offset, or deduction in rent

8.
Tenant has not deposited or caused to be deposited any hazardous waste or similar materials on, under or about the Premises, and has not used the Premises in any other manner which would violate any local, state or federal environmental laws; no proceedings have been instituted and no notices have been received concerning any alleged violation of environmental laws or ordinances and Tenant has not received any notice that such materials are or may be on, under or about the Premises
9.
The undersigned is duly authorized to execute and deliver this certificate for and on behalf of the Tenant.
10.
Tenant has not assigned all or any part of its interest in and to the Lease, as security or otherwise, and has not subleased all or any part of the Premises.
11.

shall attorn to and recognize Buyer as landlord under the Lease and the Lease shall remain in full force and effect.

Tenant hereby acknowledges and agrees that Buyer and its assignees and Lender and its assignees shall be entitled to rely on the truth and accuracy of the foregoing certifications made by Tenant

Dated this day of , 2 .

TENANT:

By: Title:

SCHEDULE 8

FIRPTA AFFIDAVIT

STATE OF )

) KNOW ALL MEN BY THESE PRESENTS: COUNTY OF )

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform , a

Transferee

Transferor

certifies the following:

1.
Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.

3. -

2(b)(iii); and

4.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document.

Executed this day of , 20 .

TRANSFEROR:

a

By: Printed Name: Title:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me by means of physical presence or online notarization, this day of , 20 , by , as of , a , on behalf of said

( ) who is personally known to me or ( ) who has produced

as identification.

Notary Public

Print Name: My Commission Expires:

SCHEDULE 9

CERTIFICATE

(this ) is

given and made by , a ( ), this day of

, 20 , for the benefit of , a ( ).

Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of , 20 , between Seller and Purchaser (the ), for the purchase and sale of certain real property located in

, County, and more particularly described on Exhibit attached hereto (the ), Purchaser certifies that all of the representations and warranties of Purchaser contained in the Contract remain true and correct in all material respects as of the date hereof; and

The representations and warranties contained herein shall, subject to the limitations and qualifications set forth in Section 4.3 of the Contract, survive for a period of one (1) years after the date hereof, and upon the expiration thereof shall be of no further force or effect except to the extent that with respect to any particular alleged breach, Seller shall give Purchaser written notice prior to the expiration of said one (1) year period of such alleged breach with reasonable detail as to the nature of such breach.

IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed by its duly authorized representative as of the day and year first above written.

PURCHASER:

, a

By: Name: Its:

LEGAL DESCRIPTION